May 7, 2024 Investor Presentation (Nasdaq: DZSI)

© 2024 DZS – Proprietary and Confidential Forward-Looking Statements This presentation contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate, and reflect the beliefs and assumptions of our management as of the date hereof. We use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. Such statements include, but are not limited to, statements about the consummation and timing of the Asia business divestiture, the anticipated benefits of, and opportunities from, the divestiture, including the impact to the Company’s balance sheet, operations and financial results. In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business, industry or key markets; cost synergies, growth opportunities and other potential financial and operating benefits of our acquisitions; future growth and revenues from our products; our plans and our ability to refinance or repay our existing indebtedness prior to the applicable maturity dates; our ability to access capital to fund our future operations; future economic conditions and performance; the impact of the global outbreak of COVID-19, also known as the coronavirus; the impact of interest rate and foreign currency fluctuations; anticipated performance of products or services; competition; plans, objectives and strategies for future operations, including our pursuit or strategic acquisitions and our continued investment in research and development; other characterizations of future events or circumstances; and all other statements that are not statements of historical fact, are forward-looking statements within the meaning of the Securities Act and the Exchange Act. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on form 10-K, quarterly reports on Form 10-Q and subsequent filings.

© 2024 DZS – Proprietary and Confidential Our History of Innovation and Transformation Founded 1999 IPO 2003 2006 Launched GPON OLT 2019 Launched Mobile FHG New CEO Charlie Vogt 2020 2022 Acquired 2021 Launched XGS PON Acquired 2001 Acquired Access Node Launched first DSLAM 2024 Launched 1.2 TB Optical Divested DNS 2016 Acquired 2005 Acquired Acquired Proposed Acquisition

© 2024 DZS – Proprietary and Confidential Why Did We Divest Asia Innovation focused on AEMEA Acquisitions focused on AEMEA Improved Gross Margins Improved Competitive Landscape Margin Expansion:  Asia divestiture (low margins / FX / challenging payment terms)  Growth in North America, EMEA  Software-Defined Networking TAM Focus: Focus on markets adopting geopolitical pressure against high-risk security vendors. Acquisitions aligns with NA / EMEA: Optelian (Saber), ASSIA (Network Assurance and WiFi management) RIFT (automation and orchestration). 4

© 2024 DZS – Proprietary and Confidential Customers: ~250+ Broadband Networking and Cloud Management Software Headquarters: Dallas, Texas Employees: ~330 Home Subscribers: ~50M+ 2022 Revenue: $375M Pre-Asia divestiture/ Pre-Restatement Nasdaq Listed Since: 2003 Today’s DZS Countries: ~50+Founded: 1999 5

© 2024 DZS – Proprietary and Confidential Our Leadership Team Miguel Alonso Chief Product Officer Misty Kawecki Chief Financial Officer Justin Ferguson Chief Legal Officer Laura Larson Chief People Officer Gunter Reiss Chief MarketingOfficer Scott St. John Chief Customer Officer Jeff Liening SVP of America Sales Raghu Marthi Chief Operations Officer Charlie Vogt CEO & President Jon Cox SVP Customer Care

© 2024 DZS – Proprietary and Confidential Vision Become the Premier Market- Leader of Broadband Networking and Cloud Software Solutions  Network Edge  Open, Standards-based  Software Defined  Future Ready  Environmentally Hardened  ESG Compliant Strategy Disrupt the status quo with Innovative and Differentiated Optical, Access and AI-Driven Cloud Software Platforms focused on the Americas, EMEA, Australia and NZ  Complete Access Portfolio  E2E Software Solutions  Customer First  Technology First  Partner Aligned

Our Market Opportunity

$150+ billion of government stimulus to close digital gap

Source: DZS Analysis

Projected bandwidth per home exceeds multi-gig by 2028

Source: RVA LLC


Rural Environments
Urban Environments

PON expected to grow at 17% CAGR from 2023-2026

Source: Omdia

AI software revenue expected to double over next 3 years driven by operations/experience

Source: Infopulse

Emerging apps to require 10-500 Gbps per instance/stream

Source: Cisco

IoT connected devices expected to grow to 75B by 2025

Source: Statista

Mobile data traffic expected to grow 55%/yr by 2030

Source: Cisco

High speed internet & 5G growth amplifying demand for optical edge

Source: Omdia

© 2024 DZS – Proprietary and Confidential

© 2024 DZS – Proprietary and Confidential Our FTTx Market Opportunity

© 2024 DZS – Proprietary and Confidential Our Product Solutions at the Network Edge Optical EDGE Access EDGE Subscriber EDGECloud EDGE PON 25G / 100G / 400G / 800G DWDM 4G/5G mmWave Core DSL Broadband Fiber Broadband Fixed Wireless IOT

© 2024 DZS – Proprietary and Confidential Our Serviceable Addressable Market $0 $5 $10 $15 $20 $25 $30 2023 2026 (B illi on s) Sources: DZS analysis and the following Omdia reports, (1) Fiber and Copper Access Equipment Forecast – 2023-2028, March 2023, (2) Optical Networks Forecast 2022-2027, “Metro WDM”, December 2022, (3) Macrocell Mobile Backhaul Equipment Market Tracker 2H20, December 2020, (4) NFV Tracker – 2H22 Data Half-Year Update, “NFV MANO”, September 2022 (5) Carrier SDN Tracker – 1H 2022 Annual Forecast, May 2022, (6) Mobile Fronthaul Equipment Market Report – 2020, July 2020, (7) Telco Network and Service Automation Market Database – 2022. “Market Forecast”, December 2022. Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk. 17% CAGR Cloud EDGE Cloud EDGE Optical EDGE Optical EDGE Subscriber EDGE Access EDGE Subscriber EDGE Access EDGE

© 2024 DZS – Proprietary and Confidential Our Marquee Customers

© 2024 DZS – Proprietary and Confidential DZS In the News

© 2024 DZS – Proprietary and Confidential NetComm Overview

Our NetComm Acquisition Rationale

Scale

Fiber Access Upgrade Cycle

Increased scale, new revenue streams in faster growing markets, and increased BEAD exposure to drive EBITDA accretion.

Scope

New Customers:

Incumbency with marquee service providers across Americas, EMEA, ANZ

Technology Expertise

Superior Experience

- Fiber Extension
- Fixed Wireless
- Home Broadband
- Industrial IoT

Portfolio Expansion

Comprehensive Access Portfolio

- Fiber Extension
- ONT
- Home Broadband
- Fixed Wireless
- IoT

Networking + Subscriber + Software

Subscriber Access + OLT + ONT + Network Assurance + WiFi Software Solutions

Enhance Home Broadband Experience with Optical Edge, OLT and Cloud Software assurance, monitoring and management tools

DZS

© 2024 DZS – Proprietary and Confidential

NetComm at a Glance

Founded: **1983**

Headquarters: **Sydney, Australia**

Employees: **~100**

Customers: **50**

Purchase Price: **$7M + Earnout**

Earnout Revenue Range: **$72.5M to $87.5M**

Technology: **Subscriber Access**

EBITDA / Cash Accretive: **Q324**

Broadband Subscriber Access and Software Solutions

Marquee Customers Publicly Announced

uscellular vodafone Bell Telstra more

© 2024 DZS – Proprietary and Confidential

NetComm's Product Portfolio

Fiber Extension

- Hybrid Gateways
- NTD+V
- GPON/XGS DPUs
- GPON/XGSDPUs
- SFP+ DPUs

Home Broadband

- WiFi 6/6E/7, Mesh
- WiFi 6/6E/7, Mesh
- Satellite WiFi 6/6E/7
- 10GE WiFi 6/6E/7
- Cloud Software

Fixed Wireless Access

- WiFi Gateways / Self-Install
- Outdoor Gateways Low Gain
- Outdoor Gateway Mid/High Gain
- Mobile Apps
- Install Tools

Industrial IoT

- 4G LTE CAT M1/NB1 Modem
- 4G CAT 1 Industrial Router
- 5G M2M Industrial Router
- 4G Industrial Router with WiFi 6
- Industrial 4G Router

© 2024 DZS – Proprietary and Confidential

Fiber Extension



Fibre Extension

- Provides Fiber-equivalent gigabit broadband speeds
- Uses existing copper – deployment cost 30% lower than FTTH
- Converts disqualified sites to revenue sources


End User Premises
Network Termination Device
CPE
AC Power Point
Copper (Gfast)
Distribution Point Unit
Fibre (GPON)
MDU DPU

Fibre Extension enables service providers to expand FTTH (GPON and XGS-PON) footprint and lower FTTH deployment costs by utilising existing copper wiring to deliver Gigabit services. Ne extensive product range to suit different Single Dwelling and Multi-Dwelling applications.

NTDs available now



NTD

NTD+V

GPON DPUs available now



1p DPU

4p DPU

8p DPU

16p DPU

Coax adapters available now



1p, 8p and 16p

XSG-GPON (10G) DPUs available now



1p 10G DPU

4p 10G DPU

8p 10G DPU

Accessories available now



Install Tool

Wall/Pole mounting kits





Strand mount

PLUS wall-mount plates, magnet-wands and more.

SFP+ DPUs (GPON / XGS-PON) available now

XGS-PON

GPON





16p 10G DPU

Roadmap 2024/2025



8p 10G DPU

16pXV 10G DPU

© 2024 DZS – Proprietary and Confidential

Home Broadband

Home Broadband

- Leverages WiFi to deliver reliable and high-performance home networking products to end customers
- Uses the latest WiFi technologies (WiFi 6/6E/7) to provide whole-homes/businesses coverage at gigabit speeds
- WiFi Cloud-based software and services provide managed, high quality broadband experience



WiFi
4G/5G
WiFi
Ethernet
Copper (DSL)

With service providers offering faster broadband services to homes and businesses, end users are relying on the latest in-home Wi-Fi networking products to deliver high-speed broadband.



CloudMesh WiFi 6 available now
Hybrid Gateway
Gateway
Satellite
Hybrid Gateway
CLOUD MESH
WiFi 6E available now
CloudMesh WiFi5 available now
WiFi 7 Roadmap 2024/2025
10GE Gateway
Satellite Auto-sensing
10GE Gateway (also with voice)
10GE Satellite

© 2024 DZS – Proprietary and Confidential

Fixed Wireless Access

Fixed Wireless Access

- Provides Fiber-equivalent Gigabit broadband speeds
- Fixed broadband alternative to upgrading/laying fiber, copper, coaxial
- Cost and speed to deployment advantages


5G Outdoor CPEs available now
Sub-6 Self Install
High Gain
Mid Gain
5G WiFi 6 Residential Gateway available now
5G Outdoor CPE Roadmap 2024/2025
Higher Gain MIMO 2*2
Higher Gain R16 Cat 20
Low Gain with mmWave (PC5)
AurusPRO
Accessories available now
Install Tool



Global service providers are leveraging the coverage and speed of their 5G network assets to deploy Fixed Wireless Access (FWA) broadband services to homes and businesses in urban, suburban and rural markets.


Urban /Sub-urban – Up to 3miles (5km)
Semi-rural – Up to 5 miles (8km)
Rural – Up to 10 miles (16km)
Indoor WiFi Gateway
Outdoor CPE Low Gain
Outdoor CPE Mid Gain
Outdoor CPE High Gain
Consumer Self-Install Solutions
DIY / Pro-Install Solutions
Pro-Install Solutions

© 2024 DZS – Proprietary and Confidential

© 2024 DZS – Proprietary and Confidential Industrial IoT • Delivers reliable/high-performance networking products to enterprises and industrial devices • Leverages the latest 4G/5G and WiFi technologies to serve homes/businesses • Enables WiFi cloud-based software services 4G LTE available now CAT M1/NB1 Modem CAT 1 Router 5G available now Router 5G Roadmap 2024/2025 High Power 5 port with WiFi 6 Router with WiFi 6

© 2024 DZS – Proprietary and Confidential DZS + NetComm

Our Broadband Portfolio with NetComm


Xtreme
Cloud EDGE
Orchestrate / Automate
Expresse
Subscriber EDGE
CloudCheck
Core
25G / 100G / 400G / 800G DWDM
Home Broadband
WiFi 6/7
Fibre Extension
Gfast
VDSL 35b
Fixed Wireless Access
4G/5G
FWA
Industrial IoT
IIoT
mmWave
XGS-PON
10GE
Distribution Point Unit
Optical EDGE
Metro Ethernet / ROADM
Access EDGE
OLTs / DPUs / FWA

© 2024 DZS – Proprietary and Confidential

© 2024 DZS – Proprietary and Confidential Our Addressable Market with NetComm $0 $5 $10 $15 $20 $25 $30 $35 $40 2023 2026 (B illi on s) 16% CAGR Cloud EDGE Cloud EDGE Optical EDGE Optical EDGE Subscriber EDGE Access EDGE Subscriber EDGE Access EDGE Sources: DZS analysis and the following Omdia reports, (1) Fiber and Copper Access Equipment Forecast – 2023-2028, March 2023, (2) Optical Networks Forecast 2022-2027, “Metro WDM”, December 2022, (3) Macrocell Mobile Backhaul Equipment Market Tracker 2H20, December 2020, (4) NFV Tracker – 2H22 Data Half-Year Update, “NFV MANO”, September 2022 (5) Carrier SDN Tracker – 1H 2022 Annual Forecast, May 2022, (6) Mobile Fronthaul Equipment Market Report – 2020, July 2020, (7) Telco Network and Service Automation Market Database – 2022. “Market Forecast”, December 2022. (8) Dell’Oro Broadband Access & Home Networking Forecast 2023- 2027, July 2023. (9) FMI 5G Industrial IoT Market Outlook 2023-2033, April 2022. Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk. In Access EDGE In Subscriber EDGE In Access EDGE In Subscriber EDGE New products expand Access and Subscriber EDGE TAM

Our Market Growth Opportunity with NetComm

Access

17% CAGR

Drivers

Shift to Fiber Access

Ubiquitous Broadband

What's Next?

Technology Upgrade Cycle

Fixed Wireless

PON

20% CAGR OLT
48% CAGR ONT

Drivers

Government Stimulus

Private Investment

GPON → XGS-PON

What's Next?

XGS-PON → 50G PON

Coherent Optics

Optical

8% CAGR

Drivers

Traffic Growth

Digital Divide/Mobile xHaul

10G → 100G → 400G

What's Next?

400G → 800G

Spectrum-as-a-Service

Cloud

32% CAGR

Drivers

Subscriber Experience

Software Defined Networks

Automation

What's Next?

AI-driven Efficiencies

Cyber Security

(Omdia 2023-2026)

©2024 DZS - Proprietary and Confidential

© 2024 DZS – Proprietary and Confidential Future Government Stimulus Funding of $100B+ North America  Broadband Equity (BEAD) Fund - $42B  Rural Digital Opportunity Fund (RDOF) - $20B  Capital Projects Fund (CPF) - $10B  Middle Mile Grant Program (MMGP) - $1B  Tribal Broadband Connectivity Program - $3B  Public Wireless Supply Chain Innovation Fund - $1.5B  Canada CRTC Broadband Fund - $3B Europe  France’s PFTHD Broadband Fund - $24B  Germany’s BMVI Nationwide Gigabit Fund- $14B  UK’s Project Gigabit Fund - $8B  Italy’s “Italia 1Giga” Fund - $8B  Austria’s Gigabit Broadband Fund - $2B  Recovery and Resilience Facility (EU) - $13.5B

© 2024 DZS – Proprietary and Confidential Q&A